UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 17, 2018
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13 (a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As indicated below, at the 2018 Annual Meeting of the Stockholders, the Company’s Stockholders approved the Company’s 2018 Stock Incentive Plan authorizing 1,250,000 shares for issuance.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On May 17, 2018, Meritage Homes Corporation held its Annual Meeting of Stockholders at 8:30 am local time at the Company's corporate office at 8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona, 85260. The following matters were voted upon at the meeting:
Proposal No. 1
The Company’s stockholders elected five individuals to the Board of Directors as Class I Directors as set forth in the table below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Raymond Oppel	31,853,533	2,059,814	732,880	1,646,303
Steven J. Hilton	32,685,975	1,227,602	732,650	1,646,303
Richard T. Burke, Sr.	32,825,139	1,088,239	732,850	1,646,302
Dana C. Bradford	33,694,244	219,138	732,845	1,646,303
Deb Henretta	32,278,275	1,634,927	733,026	1,646,302
Proposal No. 2
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the 2018 fiscal year by the votes set forth in the table below.

Votes For	Votes Against	Abstentions
35,243,072	1,042,920	6,538
Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,148,337	458,285	39,605	1,646,303
Proposal No. 4
The Company’s stockholders approved the adoption of the Company's 2018 Stock Incentive Plan by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,331,386	2,295,894	18,947	1,646,303

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 17, 2018

MERITAGE HOMES CORPORATION

/s/	Hilla Sferruzza
By:	Hilla Sferruzza
Executive Vice President and Chief Financial Officer (Principal Accounting Officer)